EXHIBIT 10.14


                             SHAREHOLDERS AGREEMENT

                     Made and entered into on May 21, 1996

                                    Between

                              GAZIT INC. ["GAZIT"]

                                      And

           DANBAR RESOURCES AND DEVELOPMENT LTD. ["DANBAR RESOURCES"]

1.   GENERAL

     1.1 Gazit and Danbar Resources hold, themselves and/or through companies under their control, shares and warrants of Equity One Inc. ["EQUITY"] and shares of companies which hold shares and warrants of Equity, including shares of Magan - Gas and Petroleum Resources Ltd.

     1.2 Gazit and Danbar Resources have reached agreement regarding the invoking of arrangements pursuant to which Gazit and Danbar Resources will jointly control Magan and Equity, in equal shares. For this purpose the arrangements set forth below have been prescribed.

2.   DEFINITIONS AND INTERPRETATION

     2.1 In this Agreement the following expressions will have the meanings set opposite them, if such meaning reconciles with the content and context:

          2.1.1    "DANBAR GROUP"    - Danbar Resources and its subsidiaries or
                                       companies under its control.

          2.1.2    "GAZIT GROUP"     - Gazit and its subsidiaries or companies
                                       under its control.

          2.1.3    "JOINT COMPANIES" - Private companies which hold shares
                                       and/or warrants of Equity [including
                                       Equity], in which the Danbar Group and
                                       the Gazit Group hold their issued
                                       capital; private companies in which the
                                       Danbar Group holds the issued capital
                                       thereof but in which the Gazit Group
                                       has been granted an option to purchase
                                       of the shares thereof, and also private
                                       companies the issued capital of which is held by the Gazit Group, but the Danbar Group has been granted an option to purchase some of the shares therein.

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          2.1.4     "EQUITY          -  Equity One Inc.

          2.1.5     "MAGAN"          -  Magan - Gas and Petroleum Resources
                                        Ltd.

          2.1.6     "THE TRUSTEE"    -  A trustee agreed upon between the
                                        parties.

          2.1.7     "DANBAR'S        -  Eli Makabi or any other person in
                    REPRESENTATIVE"     regard to whom Danbar Resources
                                        gives written notice to the Trustee.

          2.1.8     "GAZIT'S         -  Haim Katzman or any other person in
                    REPRESENTATIVE"     regard to whom Gazit gives written
                                        notice to the Trustee.

          2.1.9     "THE POWER OF    -  A power of attorney which Danbar
                    ATTORNEY"           Group and the Gazit Group have
                                        granted to Magan in connection with
                                        the appointment of directors in Equity.
                                        A copy of the power of attorney is
                                        attached to this Contract as APPENDIX
                                        A.

          2.1.10 The division of the Agreement into clauses and the insertion of headings to the clauses have been done as place-finders and for the sake of convenience only, and no use shall be made thereof for purposes of interpretation.

3.   VOTING AT GENERAL MEETINGS AND APPOINTMENT OF DIRECTORS

     3.1 The parties undertake to act in such a manner that the board of directors of Equity will be comprised of nine members, of whom four members will be appointed on the recommendation of Danbar Resources; four members who will be appointed on the recommendation of Gazit; and one member who will be appointed on the joint recommendation of Danbar Resources and Gazit. The appointment of directors shall be effected in accordance with the principles set forth above and in the manner described in Clause 4.1.1 below. The provisions of this Clause 3.1 and the provisions of Clause 4.1.1 below shall only apply when the validity of the Power of Attorney expires.

     3.2 The parties undertake to act in a manner that on the board of directors of each of the Joint Companies, excluding Equity, the number of directors who will be appointed on the recommendation of Danbar Resources will be the same as the number of directors who will be appointed on the recommendation of Gazit. The appointment of directors will be effected in accordance with the principles set forth above and in the manner stipulated in Clause 4.1.2 below.

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     3.3  If for any reason the term of office of any of the directors presently serving on the board of directors of Magan, whose names are set forth in APPENDIX B to this Contract, should be terminated for any reason, Gazit will be entitled to order the appointment of another director in place of the director whose term of office has been terminated. In such event Gazit and Danbar Resources will vote all their shares in Magan in favor of the appointment of such candidate as Gazit directs as aforesaid. Any substitute director who may be appointed as aforesaid shall be deemed to have been included from the outset in Appendix B to this Contract, so that if his term in office is for any reason terminated, Gazit will have the right to appoint another person in his place, in accordance with the provision of this clause.

     3.4 The parties will act to coordinate their attitudes with regard to voting their shares on any matter put to the vote at general meetings of shareholders of each of the Joint Companies and of Magan [except in connection with matters regulated pursuant to Clauses 3.1 to 3.3 above]. The voting of the parties shares will be effected in accordance with the attitude of the parties jointly, in accordance with the matters set forth in Clause 4.1.5 below.

          This Clause 3.4 will also apply to the parties in connection with their shares in Equity also if and when Equity becomes a public company, until such time as the parties have otherwise agreed in writing.

4.   TRANSFER OF SHARES INTO TRUST: BLOCKING OF SHARES

     On the Determining Date, the Danbar Resources Group and the Gazit Group will each transfer to the Trustee ordinary shares of NIS 1 par value of Magan, out of the Magan shares owned by them, which represent 12.55% of the issued capital of Magan on a full dilution, and in a manner whereby in aggregate ordinary shares of NIS 1 par value representing 25.1% of the issued capital of Magan, on a full dilution, will be transferred to the Trustee. In addition the parties will act in such manner that on the aforesaid date all the shares of the Danbar Group and all the shares of the Gazit Group in the remaining Joint Companies will be transferred to the Trustee [shares to be held by the Trustee in accordance with the provisions of this clause will henceforth be referred to as - "THE BLOCKED SHARES"].

     In every instance that Magan issues additional securities, so that the percentage which the blocked Magan shares represents constitutes less than 25% of the issued share capital of Magan on a full dilution, the parties will, in equal proportions, lodge additional shares with the Trustee, within 30 days from the date on which Magan issues such securities, so that after the lodgment of the additional shares the blocked Magan shares will represent 25.1% of the issued capital of the Company on a full dilution.

     Danbar Resources, in its own name and on behalf of the remaining companies which constitute the Danbar Group, and Gazit in its own name and on behalf of all the remaining companies which constitute the Gazit Group, hereby give the Trustee irrevocable instructions to act in connection with the Blocked Shares as follows:

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     4.1  In every case a general meeting of shareholders is held in any of the
          Joint Companies, the Trustee shall vote the Blocked Shares as follows:

          4.1.1 Should a general meeting of shareholders be held in Equity for the appointment of directors in Equity, the Trustee will vote all the blocked Equity shares in favor of the appointment of up to four directors who are recommended by Danbar's representative, and up to four directors who are recommended by Gazit's representative. In addition, the Trustee shall vote in favor of the appointment of an additional director who is recommended in writing by Danbar's representative and Gazit's representative jointly. The provisions of this Clause 4.1.1 will apply only after the validity of the Power of Attorney expires.

          4.1.2 If a general meeting of shareholders is held in any of the Joint Companies, excluding Equity, for purposes of appointing directors, the Trustee shall vote all the Blocked Shares of the relevant company in favor of the appointment of representatives recommended by Danbar's representative and representatives recommended by Gazit's representative, so that all the directors in such company will be appointed in accordance with a recommendation of the aforesaid representatives and in a manner whereby the number of directors to be appointed pursuant to a recommendation by Danbar's representatives will be equal to the number of directors to be appointed pursuant to a recommendation of Gazit's representative.

          4.1.3 If by the time a general meeting of any of the Joint Companies is convened the Trustee has not received a recommendation from a representative of one of the parties for the appointment of directors, or if a representative of one of the parties should recommend a smaller number of directors than the number of directors he is entitled to recommend, this shall in no way prejudice the right of the other party's representative to recommend the appointment of all the directors he is entitled to recommend in accordance with the provisions of this Clause 4.1

          4.1.4 Should a general meeting of the shareholders of Magan be held for purposes of appointing directors in Magan, the Trustee shall vote all the blocked Magan shares in the manner described in Clause 3.3 above.

          4.1.5 At any general meeting of one of the joint companies and Magan, the Trustee shall vote in any matter [except in connection with the appointment of directors], in such way as the representatives of Danbar and of Gazit shall jointly instruct him in writing. Should the Trustee not receive instructions in writing in connection with the manner in which he votes, signed by representatives of Danbar and Gazit, prior to the convening of a general meeting of any of the Joint Companies, the

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                    Trustee shall vote at such meeting against the passing of
                    any resolution put to the vote.

          4.1.6 The Danbar Resources Group and the Gazit Group shall themselves vote their shares in any of the Joint Companies and in Magan which have not been lodged in trust in accordance with the provisions of this Agreement. If there are such shares then at any general meeting of each of the Joint Companies and Magan, in a manner as Danbar Resources and Gazit shall instruct the Trustee to act in accordance with the matters above.

     4.2 The Trustee shall not sell the Blocked Shares, in whole or in part, at any time, unless he receives approval for doing so from Danbar Resources and Gazit jointly and in writing. The Trustee shall allow the parties to cause a pledge of the shares lodged by them in trust, in favor of a financial institution or trust company for purposes of securing a series/several series of debentures, provided that in the terms and condition of the pledge of such shares the financial institution or the trust company in favor of whom the shares are pledged will undertake that in any event that the pledge should be realized in respect of the shares, the financial institution or the trust company will make an offer to the other party to purchase from it the pledged shares at the lower of the following prices: the price on the Stock Exchange [if the shares of such company are traded on the Stock Exchange] or at a price which reflects the equity capital of the relevant company, whichever is the lower.

     4.3 Any dividend which is transferred to the Trustee in respect of the Blocked Shares shall be transferred by him, immediately upon receipt thereof, to the owner of the shares who lodged with him the shares in respect of which the dividend was received.

     4.4 If bonus shares should be distributed in respect of any of the Blocked Shares, the Trustee shall also hold the bonus shares in trust for the owner of the shares who deposited with him Blocked Shares in respect of which the bonus shares were received. All the provisions of this clause will apply respectively also to the bonus shares which are distributed as aforesaid.

     4.5 The Trustee shall not exercise any rights offered to him in connection with the Blocked Shares, unless he receives a written instruction to do so, both from Danbar Resources and from Gazit. In the event that both Danbar Resources and Gazit should instruct the Trustee to exercise rights, but in a number which is not equal, the Trustee shall exercise the rights as if both parties had given the Trustee an instruction to exercise rights in the number mentioned in the notice of the party who gave an instruction to exercise rights in the smaller number. The shares which will be received from the exercise of rights as aforesaid shall also be lodged with the Trustee and the provisions of this Clause 4 shall apply to them.

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5.   COORDINATION IN REGARD TO BUYING AND SELLING OF SECURITIES

     5.1 The parties shall coordinate between them any operation in connection with the securities of Magan and of Equity. A party wishing to buy or sell shares shall offer the other party to participate in an equal proportion in the purchase or sale of the shares. A party will be entitled to buy or sell shares as aforesaid even if the other party does not accept the offer to participate in the purchase or sale of the shares as aforesaid.

     5.2 Notwithstanding the contents of Clause 5.1 above, until such time as the total quantity of Equity shares to be sold by the parties jointly reaches 800,000 shares, the Gazit Group will be obliged to make whomever Danbar Resources may direct a party to transaction for the sale of Equity shares, only in respect of one share to be sold by whomsoever Danbar Resources may direct as against every 2 shares the Gazit Group may sell. The Danbar Group will be obliged to offer whomsoever Gazit may direct to participate in such transactions in a manner whereby whomever Gazit may direct may sell 2 shares against each share the Danbar Group may sell.

     5.3 Should Gazit exchange Equity shares in its ownership for shares of Magan which are allotted to it under a private placement by Magan, the provisions of Clause 5.2 above will apply, mutatis mutandis, to the Magan shares in a quantity which is equal to the quantity allotted within the scope of the private placement. In such case the quantity of Equity shares mentioned in Clause 5.2 above will be reduced by the number equivalent to the quantity of Equity shares transferred to Magan by Gazit.

     5.4  It is clarified that for purposes of sales subject to Clause 5.1 to
          5.3 above, if one of the parties should purchase Magan shares or Equity shares in a transaction in which the other party does not wish to participate, this will not have the effect of altering the ratios for the sale of shares in later transactions, and the ratio will remain 1:1, or 1:2, as the case may be.

     5.5 For purposes of this Clause 5 - shares shall include convertible securities or securities exercisable for shares.

6.   GRANT OF POWER OF ATTORNEY BY HIAM KATMAN

     Hiam Katzman hereby grants the Trustee an irrevocable power of attorney to vote his shares in Equity in his name and stead at general meetings of shareholders of Equity. The Trustee shall vote the aforesaid shares in accordance with the provisions of Clauses 4.1.1 and 4.1.5 above. The aforesaid undertaking shall apply, so long as Hiam Katzman holds such shares, to all Haim Katzman's shares in Equity, as applicable from time to time.

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7.   PROHIBITION ON HOLDING OF SHARES

     Each of the parties undertakes not to hold shares or other rights in any corporation whatsoever which will hold Equity shares on its behalf, directly or indirectly, except with the written consent of the other party.

     Should a party hold shares or rights of such corporation, following the receipt of consent from the other party in accordance with the matters set forth above, such party shall cause the corporation in question [excluding Magan] to transfer a power of attorney to the Trustee, pursuant to which the Trustee will be entitled to vote all shares of such corporation at a meeting of shareholders of Equity. The Trustee shall vote all the shares of such corporation in accordance with the matters set forth in Clauses 4.1.1 and 4.1.5 above.

8.   ADDITIONAL OPERATIONS

     The parties will take and will cause companies under their control to take all the steps required for purposes of the implementation and execution of this Agreement.

9.   COMING INTO FORCE OF THE AGREEMENT

     This Agreement will come into force only if and when the Investment Contract signed on May 21, 1996 between Magan, Dan Overseas Ltd., Gazit Holdings Inc., Equity and a company in the course of formation which is due to be founded by Danbar Resources and Gazit, comes into force.

     The validity of this Agreement is also conditional upon the due approval of the Agreement by a general meeting of shareholders of Gazit Inc.

              IN WITNESS WHEREOF THE PARTIES HAVE HEREUNTO SIGNED:

          (-)                                          (-)

     --------------                               --------------
     Danbar Resources                               Gazit Inc.
   and Development Ltd.


     I agree to the contents of Clause 6 above:

          (-)

     --------------
      Haim Katzman


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